SCHEDULE 14A
                                 (Rute 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x] Check the appropriate box:
Preliminary Proxy Statement [ ]
Confidential, for Use of the
Commission  Only  (as  permitted  by  Rule  14a-6(e)  (2) [ ]
Definitive  Proxy statement [ ]
Definitive  Additional  Materials [X]
Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                              IBS FINANCIAL CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
-------------------------------------------------------------------------------
(Name of Person (s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  ] $125 per Exchange Act Rules 0-11 (c) (1)(ii), 14a-6(1),  14a-6(i) (2)
         or Item 22 (a) (2) of Schedule 14A.
[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6 (I) (3).
[  ] Fee computed on table below per Exchange Act Rules 14 (a)-6(i) (4) and
     0-11.

         1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         2) Aggregate number of securites to which transaction applies:

         ----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total Fee Paid:
         ----------------------------------------------------------------------
[  ]  Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
[  ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
         3) Filing Party:

         ----------------------------------------------------------------------
         4) Date Filed:

          ---------------------------------------------------------------------

                              SUPPLEMENTAL FACTUAL
                                 INFORMATION TO
                      PROXY STATEMENT DATED MARCH 24, 1997


     The March 24, 1997 Proxy Statement of the IBS Financial Corp. Committee to Maximize Shareholder Value (the "Committee") was printed prior to the record date (March 24, 1997) previously set by IBS Financial Corp. (the "Company"). Therefore, the following information shall modify and amend the information contained in the Committee's Proxy Statement dated March 24, 1997 and the Committee's proxy card.

1. Outstanding Shares

As a result of the 15% stock dividend issued by the Company there were 11,609,723 shares outstanding as of May 28, 1997, which is an increase over the 9,935,905 shares that were outstanding as of March 24, 1997, (the old record date).

2. Record Date for Annual Meeting

The record date for the Annual Meeting has been changed from May 28, 1997 to June 27, 1997.

3. Annual Meeting Date


The date for the Annual Meeting has been changed from April 18, 1997 to August 4, 1997.

4. Earnings Per Share, Book Value and Shares Price Statistical
Information for Quarter Ended March 31, 1996 and 1997.





                                 Stock      Stock     Increase      Book       Book      Increase   Diluted     Diluted   Increase
                                 Price      Price    (Decrease)     Value      Value    (Decrease)    EPS         EPS    (Decrease)
                                   ($)        ($)        (%)         ($)        ($)          (%)       ($)        ($)        (%)
SYM              INSTITUTION     3/31/97    3/31/96    3/31/97     3/31/97    3/31/96      3/31/97  3/31/97     3/31/96    3/31/97
------------------------------------------------------------------------------------------------------------------------------------

CBH       Commerce Bancorp Inc.   27.306     19.105      42.9       12.80      12.03         6.4       .56         .44        27.3
CNSK      Covenant Bank           14.250     10.885      30.9        7.74       7.39         4.7       .22         .17        29.4
COFD      Collective Bancorp      38.377     24.234      58.4       18.89      17.47         8.1       .78         .66        18.1
          Inc.
FMCO      FMS Financial Corp.     19.500     16.061      21.4       14.59      13.50         8.1       .55         .39        41.0
FSPG      First Home Bancorp      17.775     12.894      37.8       12.36      11.23        10.1       .47         .43         9.3
          Inc.
IBSF      IBS Financial Corp.     14.783     12.078      22.4       11.45      11.77        (2.7)      .13         .15       (13.3)

-----------------------------------------------------------------------------------------------------------------------------------


     This tabulation of information again clearly shows that the Company's financial performance does not compare favorably to the performance of other financial institutions located in the same market area.

5. Stock Purchases by Dennis Pollack

Mr. Pollack purchased 1,000 shares of Common Stock on May 8, 1997. This purchase was not included in the share holdings listed in Appendix A & B of the Proxy Statement. The Committee, as of May 28, 1997,owned 983,531 shares or 8.5% of the outstanding Common Stock. Appendix A and B to the Proxy Statement do not reflect the issuance of the 15% stock dividend.

6. Third Circuit Appeal

Oral argument with respect to the appeal filed by the Company in connection with the decision of District Court Judge Joseph Irenas was held on May 23, 1997.
No decision has been rendered by the Court as of May 26, 1997.

7. Nomination of Arthur J. Abramowitz to Board of Directors by the Company

In an attempt to bring new blood to the Board of Directors, the Company has proposed Arthur J.Abramowitz to be one of its nominees for election to the Board of Directors. Mr. Abramowitz's firm has served as general counsel to the Company's bank subsidiary. Solely to avoid a costly and time-consuming proxy contest, the Committee was willing to support Mr. Abramowitz's nomination to the Board for one of the two open seats, so long as the Company supported one of the Committee's nominees for the second open seat. The Company refused to accept the Committee's proposal.

                               IBS FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE IBS FINANCIAL CORP.
                    COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
                     IN OPPOSITION TO THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard Whitman and Ernest Beier, Jr., and each of them, with full power of substitution and resubstitution, the attorney(s) and the proxy(ies) of the undersigned, to vote all shares the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present at the Annual Meeting of Stockholders of IBS Financial Corp. to be held on August 4, 1997, and at any adjournments or postponements thereof on the following matters, as instructed below, and in their discretion, on such other matters as may properly come before the meeting, including any motion to adjourn or postpone the meeting, all as more fully described in the Proxy Statement of the IBS Financial Corp. Committee to Maximize Stockholder Value ("Committee") dated March 24, 1997, and Supplemental Factual Information To Proxy Statement dated March 24, 1997, receipt of which is hereby acknowledged.

A vote "FOR" each proposal is recommended.

1.       ELECTION OF DIRECTOR

 -- FOR the nominees listed below   -- WITHHOLD AUTHORITY to vote for nominee
     (except as indicated to the
      contrary below)

              Ernest Beier, Jr.                  Richard Whitman

 Instructions: If you wish to withhold authority and preclude the proxy from voting for any individual nominee, with the name(s) in the space provided below:
                              (Continued and to be SIGNED  on the reverse side)

2. APPOINTMENT OF DELOITTE & TOUCHE, LLC AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997:

      --   FOR                     -- AGAINST                   -- ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted "FOR" the election of the Committee's nominees as directors and "FOR" the appointment of Deloitte & Touche, LLC, the independent accountants. This proxy revokes all prior proxies given by the undersigned.

     Please sign below exactly as your name appears on the proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating full titles. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. This proxy card votes all shares held in all capacities.

                                                   Dated................., 1997

                                                   ............................
                                                                    (Signature)
                                                   .............................
                                                   (Signature, if held jointly)

                                                   .............................
                                             (Title or authority, if applicable)

                                 PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY.